Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Caterpillar Financial Services Corporation (the "Company") on Form 10Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on October 28, 2002 (the "Report"), I, James S. Beard, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J.S. Beard

Date: October 28, 2002 James S. Beard

President